                                                                   Exhibit 10.14

                CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT


          THIS CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of this 10th day of September, 1999 by and between E2Enet, Inc., a Delaware corporation having a principal place of business located at 800 Connecticut Ave., N.W., Suite 1111, Washington, D.C. 20006 (the "Company"), and Northwood Ventures LLC, a New York limited liability company having a principal place of business located at 485 Underhill Boulevard, Suite 205, Syosset, NY 11791 ("Northwood Ventures") and Northwood Capital Partners LLC, a New York limited liability company having a principal place of business located at 485 Underhill Boulevard, Suite 205, Syosset, NY 11791 ("Northwood Capital") (Northwood Ventures and Northwood Capital are each referred to as an "Investor" and together as the "Investors").

                                    Recital
                                    -------

          The Investors have agreed to purchase, and the Company has agreed to sell, certain convertible notes and warrants of the Company, all upon and subject to the terms and conditions set forth below.

                                   Agreement
                                   ---------

          In consideration of the foregoing, and of the mutual representations, warranties, covenants and conditions set forth herein, and for other good and valuable consideration, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

          1.      Capitalization; the Notes and Warrants.  The Company proposes
                  --------------------------------------
to issue and sell (i) the aggregate principal amount of $4,000,000 (four million US dollars) Convertible Notes (the "Notes"), and (ii) warrants (the "Warrants") to purchase an aggregate amount of 400,000 shares of Common Stock of the Company, $.01 par value ("Common Stock"), as specified in Schedule 1, for the
                                                          ----------
respective prices specified in Schedule 1.
                               ----------

          2.      Sale and Purchase of Notes and Warrants.  Subject to the terms
                  ---------------------------------------
and conditions hereof and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to each Investor and each Investor agrees to purchase the Note in the principal amount and the Warrant to purchase such number of shares of Common Stock, as set forth opposite the Investor's name in Schedule 1 at the prices therein specified, for an aggregate
                   ----------
purchase price of $4,000,000 (four million US dollars) (the "Purchase Price").

          3.      Closing.
                  -------

          3.1.      Closing; Closing Date.  The sale and purchase of the Notes
                    ---------------------
and the Warrants to be issued and sold pursuant to this Agreement (the "Closing") shall take place at the offices of Hogan & Hartson LLP, 555 13th Street, NW, Washington, DC 20004 at 2:00 P.M. local time on September 10, 1999, or such later date or other time as may be agreed upon by the Investors and the Company (the "Closing Date").

          3.2.      Transactions at Closing.  At the Closing the Company will
                    -----------------------
deliver to each Investor (i) a single Note, in the form attached hereto as

Exhibit A, in the principal amount specified in Schedule 1 and (ii) a single
---------                                       ----------
Warrant, in the form attached hereto as Exhibit B, for the purchase of such
                                        ---------
number of shares of Common Stock, as specified in Schedule 1, for the respective
                                                  ----------
prices specified in Schedule 1, in each case duly registered in the Investor's
                    ----------
name, against payment of the Purchase Price by check or immediately available wire transfer payable to the order of the Company.

          4.      Representations and Warranties of the Company.  The Company
                  ---------------------------------------------
represents and warrants that:

          4.1.      Organization, Standing.  The Company is a corporation duly
                    ----------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions set forth herein. Attached hereto as Schedule 4.1A is a complete
                                                   -------------
and correct copy of the Certificate of Incorporation of the Company, and all amendments thereto, substantially as the Certificate of Incorporation, as amended, will be in effect at the Closing Date, and attached hereto as Schedule
                                                                       --------
4.1B is a complete and correct copy of the Bylaws of the Company as they will be
----
in effect at the Closing Date.

          4.2.      Capitalization.  The Company has authorized capital stock as
                    --------------
set forth on Schedule 4.2A.  All of the outstanding shares of capital stock of
             -------------
the Company (as listed in Schedule 4.2A) have been duly authorized and validly
                          -------------
issued and are fully paid and nonassessable.  Attached hereto as Schedule 4.2B
                                                                 -------------
is a complete and correct list of the present stockholders of the Company, showing the class, series and number of shares of capital stock held or to be held by each stockholder. No option, warrant or other right for the purchase of any shares of capital stock of the Company is presently outstanding and no authorization therefor is presently in effect, except as described in Schedule
                                                                      --------
4.2C.
----

          4.3.      Subsidiaries.  The Company has no Subsidiary (defined as any
                    ------------
corporation or other business entity, a majority of the voting stock (or other beneficial interests) of which, entitled to vote for the election of directors or similar governing body, is at any time owned by the Company or one or more Subsidiaries).

          4.4.      Agreement Authorization.  This Agreement and the Ancillary
                    -----------------------
Agreements (as defined below) have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Investors, constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by the application of general principles of equity.

          4.5.      Authorization and Legality of the Notes and the Warrants .
                    ---------------------------------------------------------
The issuance and sale of the Notes and the Warrants to the Investors pursuant to this Agreement have been duly authorized by the Board of Directors of the Company. There are no preemptive rights or similar rights on the part of the holders of shares of the Company's capital stock, which have not been waived.
No further approval or authorization of the stockholders of the Company will be required for the issuance and sale of the Notes and the Warrants as contemplated herein. When delivered to the Investors upon conversion of the Notes or exercise of the Warrants, respectively, the Common Stock will be validly issued and outstanding and fully paid and nonassessable.

          4.6.      Governmental Approval.  No consent, approval, authorization
                    ---------------------
or order of or qualification, designation, declaration or filing with any court or governmental agency or other person or entity on the part of the Company is required in connection with the conduct of the Company's business or in connection with the execution, delivery and performance by the Company of this Agreement or the offer, issue, sale and delivery of the Notes and the Warrants pursuant hereto or the consummation of any other transactions herein (other than appropriate filings in the State of Delaware of the amendment to the Certificate of Incorporation included as part of Schedule 4.1A).
                                     -------------

          4.7.      Title to Securities in Portfolio Companies.  Except as
                    ------------------------------------------
described in Schedule 4.7A, the Company has good and marketable title to all of
             -------------
the securities set forth in Schedule 4.7B, free and clear of any mortgage,
                            -------------
pledge, lien, security interest, lease, charge or encumbrance.

          4.8.      Litigation, etc.  There is no action, proceeding or
                    ---------------
investigation pending or, to the Company's knowledge, threatened, that questions the validity of this Agreement, the Notes, or the Warrants or any action taken or to be taken pursuant hereto or contemplated hereby, or that might result, either in any case or in the aggregate, in any material adverse change in the business, prospects, operations, affairs or condition of the Company or in any of its properties or assets, or in any material liability on the part of the Company.

          4.9.      Compliance with other Instruments, etc.  The execution and
                    --------------------------------------
delivery by the Company of this Agreement and the Ancillary Agreements and the consummation by the Company of the transactions contemplated hereby and thereby, and the performance by the Company of its obligations hereunder and thereunder, do not and will not conflict with or result in the violation of or default under any provision of any governing document of the Company or any material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or any material license, permit, franchise, judgment, order, writ, decree, statute, rule or regulation applicable to the Company or its businesses or properties.

          4.10.      Disclosure.  To the Company's knowledge, the Registration
                     ----------
Statement on Form S-1 attached hereto as Schedule 4.10, does not contain an
                                         -------------
untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          4.11.      Brokers.  No finder, broker, agent, financial adviser or
                     -------
other intermediary has acted on behalf of the Company in connection with the offering of the Notes and the Warrants to be issued and sold pursuant to this Agreement or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          4.12.      Registration Rights.  Except as provided for in this
                     -------------------
Agreement and the Registration Rights Agreement attached as Exhibit C hereto,
                                                            ---------
the Company is not under any obligation to register under the United States Securities Act of 1933, as amended (the "Securities Act") or state securities laws, any of its presently outstanding securities or any of its securities that may subsequently be issued.

          5.   Representations and Warranties of the Investors.  Each Investor
               -----------------------------------------------
hereby represents and warrants to the Company as follows:

          5.1. Organization, Standing, etc.  Investor is duly organized, validly
               ---------------------------
existing and, to the extent applicable to the jurisdiction of its formation, in good standing under the laws of the jurisdiction of its formation.

          5.2.  Authorization and Binding Effect.  Investor has the necessary
                --------------------------------
power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Investor and the consummation by Investor of the transactions contemplated hereby have been duly and validly authorized by all necessary action, and no other proceedings on the part of Investor are necessary for Investor to authorize this Agreement or for Investor to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Investor and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of

Investor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by the application of general principles of equity.

          5.3. Compliance with Laws and Other Instruments.  The execution and
               ------------------------------------------
delivery by Investor of this Agreement, the consummation by Investor of the transactions contemplated hereby, and the performance by Investor of its obligations hereunder, do not and will not conflict with or result in the violation of or default under any provision of any governing document of Investor or any material agreement or instrument to which Investor is a party or by which Investor or any of its properties is bound, or any material license, permit, franchise, judgment, order, writ, decree, statute, rule or regulation applicable to Investor or its business or properties. No consent, approval, authorization or order of or notification to or filing with any court or governmental agency or other person or entity is required by Investor in connection with the execution and delivery of this Agreement by Investor and the consummation of the transactions contemplated hereby. Investor's investment in the Note and Warrant, and in the shares of common stock, par value US$.01 per share, of the Company ("Common Stock") into which the Note is convertible and the Warrant is exercisable (such shares of Common Stock, the Note and the Warrant are collectively referred to as the "Securities") is permitted by all applicable laws.

     5.4. Investment Representations.
          --------------------------

          (a) Investor is a limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000. For Northwood Ventures Only: The Investor was formed in 1983 and has total assets (based on carrying value) of approximately US$100,000,000. For Northwood Capital Only: The Investor was formed in 1992 and has total assets (based on carrying value) of approximately US$14,000,000.

          (b) Investor is acquiring the Securities for investment purposes only, solely for Investor's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

          (c) Investor's knowledge and experience in financial and business matters are such that Investor is capable of evaluating the merits and risks of its investment in the Securities, and has made its own independent valuation with respect to the value of the Securities; Investor understands that the Securities are a speculative investment which involves a high degree of risk of loss of the investment therein; Investor's financial condition is such that Investor can afford to bear the economic risk of holding the Securities acquired by Investor hereunder for an indefinite period of time; Investor has adequate means for providing for Investor's current needs and contingencies and can afford to suffer the complete loss of the investment in the Securities. For Northwood Ventures Only: Investor has previously invested in non-publicly traded securities of more than 50 companies, and the aggregate amount invested in those investments exceeds US$50,000,000. Managers of the Investor serve on boards of directors of approximately 15 companies. For Northwood Capital Only: Investor has previously invested in non-publicly traded securities of more than 15 companies, and the aggregate amount invested in those investments is approximately US$15,000,000. Managers of the Investor serve on boards of directors of approximately 15 companies.

          (d) Investor and Investor's financial, tax, legal and other advisers, have carefully reviewed all documents furnished to them in connection with the investment in the Securities, and Investor understands and has taken cognizance of all the risk factors related to such investment, and, except as set forth in this Agreement, no representations or warranties have been made to Investor or Investor's representatives concerning such investment or the Company, its prospects or other matters.

          (e) Investor and Investor's representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the acquisition of the Securities and the business of the Company and to obtain any additional information which Investor or Investor's representatives deem necessary to verify the accuracy of the information that has been provided to Investor in order for Investor to evaluate the merits and risk of the investment in the Securities.

          (f) Investor understands that no United States federal agency (including the United States Securities and Exchange Commission), state agency or foreign agency has made or will make any finding or determination as to the fairness of an investment in the Securities (including as to the purchase price).

          5.5. Transfer Restrictions.
               ---------------------

          (a) Investor understands that the offer and sale of the Securities will not be registered under the Securities Act, by virtue of Section 4(2) of the Securities Act, or under the securities laws of any state of the United States or of any foreign jurisdiction.

          (b) Investor understands that no resales of the Securities may be effected unless the resale of such Securities is registered under the Securities Act or an exemption therefrom is available and all applicable state and foreign securities laws are complied with.

          (c) Investor understands that there is no established public, private or other market for the Securities proposed to be acquired by Investor hereunder and it is not anticipated that there will be any public, private or other market for such Securities in the foreseeable future.

          (d) Investor understands that Rule 144 promulgated under the Securities Act is not currently available with respect to the sale of any securities of the Company.

          (e) Investor understands that the following restrictive legend (or a legend of like effect) shall be placed on the certificates representing the Securities acquired by Investor hereunder:

          NEITHER THE NOTE/WARRANT NOR THE SHARES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF, NOR THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER COMPLIES WITH THE TERMS AND CONDITIONS SET FORTH IN AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 10, 1999, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE

          CORPORATION AND WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE CORPORATION UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

          (f) Investor understands that a notation shall be made in the appropriate records of the Company, indicating that the Securities are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Securities.

          5.6. No Brokers.  No broker, finder or investment banker or other
               ----------
person is directly or indirectly entitled to any brokerage, finder's or other fee or commission or any similar charge in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based upon arrangements made by or on behalf of Investor or any of its affiliates.

          5.7. Litigation.  There is no suit, action, investigation or other
               ----------
proceeding pending or, to the Investor's knowledge, threatened against Investor that questions the validity of this Agreement or any action taken or to be taken pursuant to this Agreement.

          5.8. Repayment of the Ledecky Note.  Investor acknowledges that the
               -----------------------------
Company has funded several investments with money borrowed by the Company from Jonathan J. Ledecky ("Ledecky") under the Amended and Restated Promissory Note between Ledecky and the Company dated May 14, 1999 (the "Ledecky Note"), including $250,000 recently invested by the Company in Buyline.net, Inc. and $400,000 recently invested by the Company in MEI Software Systems, Inc. The Investor acknowledges and agrees that the Company intends to use $650,000 of the proceeds from the investment under this Agreement to reimburse Ledecky for the investments in Buyline.net, Inc. and MEI Software Systems, Inc. by the Company's repayment of the Ledecky Note in the amount of $650,000.

          6.      Conditions of Investors' Obligations.  The Investors'
                  ------------------------------------
obligation to purchase and pay for the Notes and Warrants to be delivered to the Investors at the Closing is subject to the fulfillment to the Investors' reasonable satisfaction, before or at the Closing, of the following conditions (which conditions may be waived in whole or in part by the Investors, and which waiver shall be at the sole discretion of the Investors):

          6.1.      Representations and Warranties Correct.  The representations
                    --------------------------------------
and warranties of the Company made or contained herein shall be correct in all material respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

          6.2.      Performance.  The Company shall have performed and complied
                    -----------
with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

          6.3.      Articles of Incorporation, as Amended.  The Articles of
                    -------------------------------------
Incorporation of the Company, and the amendments thereto, substantially in the form of Schedule 4.1A hereto, shall have been duly filed in the office of the
        -------------
Secretary of State of Delaware.

          6.4.      Documents.  The Investors or the Investors' counsel shall
                    ---------
have received:

          (a) This Agreement, executed by an authorized officer of the Company;

          (b) The Notes, in the form of Exhibit A, executed by an authorized
                                        ---------
officer of the Company;

          (c) The Warrants, in the form of Exhibit B, executed by an authorized
                                           ---------
officer of the Company;

          (d) The Registration Rights Agreement, in the form of Exhibit C,
                                                                ---------
executed by an authorized officer of the Company;

          (e) The Pledge Agreement, in the form of Exhibit D (the "Pledge
                                                   ---------
Agreement"), executed by an authorized officer of the Company and by Ledecky;
and

          (f) The Amended Stockholders Agreement, in the form of Exhibit E (the
                                                                 ---------
"Amended Stockholders Agreement")(collectively, the Notes, the Warrants, the Registration Rights Agreement, the Pledge Agreement and the Amended Stockholders Agreement are referred to as the "Ancillary Agreements"), executed by an authorized officer of the Company and by all other parties thereto (other than the Investors).

          6.5.      Compliance Certificate.  The Investors shall have received
                    ----------------------
an Officers' Certificate, dated the Closing Date, certifying that the conditions specified in Sections 6.1 to 6.4, inclusive, have been fulfilled.
             -------------------

          6.6.      Opinion of Company Counsel.  The Investors shall have
                    --------------------------
received from Hogan & Hartson L.L.P., counsel for the Company, an opinion, dated the Closing Date in the form set forth in Schedule 6.6 or in a form reasonably
                                          ------------
satisfactory to the Investors and the Investors' counsel.

          7.      Condition of Company's Obligations.  The Company's obligation
                  ----------------------------------
to sell and issue the Notes and Warrants at the Closing is subject to the fulfillment to the Company's reasonable satisfaction, before or at the Closing, of the following conditions (which conditions may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company):

          7.1      Payment.  The Company shall have received from the Investors
                   -------
the full amount of the Purchase Price.

          7.2      Representations and Warranties Correct.  The representations
                   --------------------------------------
and warranties of the Investors made or contained herein being correct in all material respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby (which condition may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company).

          8.      Deleted.
                  -------

          9.      Use of Proceeds; Accounting; Financial Statements
                  -------------------------------------------------
                  and Other Information.
                  ---------------------

          9.1      Use of Proceeds.  The Company shall use the proceeds of the
                   ---------------
issuance and sale of the Notes to fund investments and loans and for working capital, substantially as provided in Schedule 9.1, it being understood that the
                                      ------------
Company may use the proceeds for other purposes, subject to the prior written consent of the Investors.

          9.2.      Financial Statements; Annual Budget.  As soon as practicable
                    -----------------------------------
(and in any event not later than 90 days after each fiscal year and 45 days after each other fiscal quarter), the Company shall furnish to Investors annual audited and quarterly unaudited consolidated financial statements. The Company shall furnish a copy of its annual budget to the Investors at least thirty (30) days prior to the first day of the year covered by such budget.

          9.3.      Other Information; Inspection.  The Company will also
                    -----------------------------
furnish such other information regarding the financial condition of the Company, and the condition and operations of the Company as Investors may reasonably request from time to time. The Company will permit the Investors or any authorized representatives of the Investors at Investors' expense, to visit and inspect any of the properties of the Company including its books of account, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and upon reasonable notice. The rights set forth in this Section 9.3 shall be exercised
                                                -----------
solely in furtherance of the proper interests of the Investors as investors in the Company.

          9.4.      Confidentiality.  Each Investor agrees that any information
                    ---------------
obtained by it or its representatives pursuant to Sections 9.2 and 9.3 will not
                                                  --------------------
be disclosed without the prior written consent of the Company, except to such Investor's accountants or legal counsel (provided that they have been informed
                                         --------
by such Investor of the confidential nature of the information and the confidentiality obligations herein); provided that, in connection with periodic
                                     --------
reports to its members, the Investor may, without first obtaining such written consent, make general statements, not containing technical or other confidential information, regarding the nature and progress of the Company's business; and

provided further, that the Investor may provide summary information regarding
--------
the Company's financial information in its reports to its members, but may not annex to such reports the full financial information to be provided hereunder by the Company without the Company's prior written consent, which consent shall not be unreasonably withheld.

          9.5.      Termination of Rights.  The Company's obligation to deliver
                    ---------------------
the financial statements and other information under Sections 9.2 and 9.3 shall
                                                     --------------------
terminate and shall be of no further force or effect upon the earliest of (a) the closing of the Company's initial underwritten public offering of shares of its Common Stock pursuant to an effective registration statement under the Securities Act (the "IPO"), (b) such time as the Investors sell or otherwise transfer Common Stock representing more than fifty percent (50%) of the Common Stock of the Company issuable upon conversion of the Notes (calculated on an as-converted basis and as adjusted for stock splits and consolidation and for the issuance of stock dividends), or (c) repayment in full of the Notes.

          10.      Board of Advisers; Observer to Board of Directors.
                   -------------------------------------------------

          10.1      Investor Representative on the Board of Advisers.  Until
                    ------------------------------------------------
such time as the earlier of (a) Investors sell or otherwise transfer Common Stock representing more than fifty percent (50%) of the Common Stock of the Company issuable upon conversion of the Notes (calculated on an as-converted basis and as adjusted for stock splits and consolidations and for the issuance of stock dividends), or (b) repayment in full of the Notes, the Investors, based on the principal amounts of their respective Notes, together shall be entitled to designate from time to time a person to serve as a member of the Board of Advisers of the Company. So long as a representative of the Investors serves as a member of the Board of Advisers of the Company, the Company shall reimburse the Investors' representative on the Board of Advisers of the Company for his or her reasonable travel expenses incurred by virtue of attendance at meetings of the Board of Advisers of the Company. So long as a representative of the Investors serves as a member of the Board of Advisers of the Company, at such time as the Company issues Common Stock or options to purchase Common Stock to all other members of the Board of Advisers, the Investors together (on a pro rata basis, based on the Investors' holdings in the Company on an as-converted to Common Stock basis) shall be entitled to receive Common Stock or options to purchase Common Stock, as the case may be, in an amount and on terms and conditions comparable to the Common Stock or options, as the case may be, issued at that time to each of the other members of the Board of Advisers.

          10.2      Investor Representative as Observer on the Board of
                    ---------------------------------------------------
Directors.  Until such time as the earliest of (a) Investors sell or otherwise
---------
transfer Common Stock representing more than fifty percent (50%) of the Common Stock of the Company issuable upon conversion of the Notes (calculated on an as-converted basis and as adjusted for stock splits and consolidation and for the issuance of stock dividends), (b) the closing of the IPO, or (c) repayment in full of the Notes, the Investors, based on the principal amounts of their respective Notes, together shall be entitled to designate from time to time a person to attend (including the right to participate in telephonic meetings) meetings of the Board of Directors of the Company as an observer, who shall have all of the privileges and benefits of a director of the Company except voting rights; provided, however, that such designee shall undertake, in writing to use only for purposes of monitoring its investment in or loans to the Company and to the hold in confidence (except as to his or her co-managers of the relevant Investor, provided that such co-managers agree to hold such information in confidence and to use the information only as provided above), all information received by him or her during the meeting of the Board or otherwise provided to him or her by the Company. The Company shall reimburse such designee for his or her reasonable travel expenses incurred by virtue of attendance at meetings of the Board of Directors of the Company.

          10.3      Initial Designee.  The Investors' initial designee for the
                    ----------------
Board of Advisers and observer to the Board of Directors is Peter G. Schiff.

          11.      Events of Default; Remedies.
                   ---------------------------

          11.1      Events of Default.  The occurrence and continuance of any
                    -----------------
one or more of the following events (whether or not in the control of the Company) shall constitute an Event of Default:

          (a) Nonpayment.  The Company shall fail to make, on or before the due
              ----------
          date, in the manner required, any payment of principal, interest or any other sums due under either of the Notes or under the Second Amended and Restated Promissory Note issued by the Company to Ledecky dated September 10, 1999 (the "Second Amended Ledecky Note"), and continuance of such failure for more than five (5) business days after written notice thereof from the holder of the relevant Note.

          (b) Other Defaults; Cure Period.  The Company shall fail to observe or
              ---------------------------
          perform any of its covenants contained in this Agreement, other than the covenants and provisions relating to payments in Section 11.1(a)
                                                               ---------------
          above, and the Company shall have not remedied such default within thirty (30) days after such default.

          (c) Representation or Warranty.  Any representation, warranty or
              --------------------------
          statement made or deemed to be made by the Company herein or in any document given hereunder shall prove to have been untrue in any material respect as of the time made.

          (d) Insolvency.  The Company shall generally not pay its debts as such
              ----------
          debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (i) the Company shall commence any voluntary bankruptcy proceeding, or (ii) there shall be commenced against the Company by another party any such case, proceeding or other action in bankruptcy which remains unstayed, undismissed or undischarged for a period of 60 days.

          (e) Cross-Default.  An Event of Default  shall have occurred and be
              -------------
          continuing under any of the Notes, the Second Amended Ledecky Note or the First Amendment to Loan and Pledge Agreement between the Company and Ledecky dated September 10, 1999.

          11.2      Notice.  The Company shall notify the Investors in writing
                    ------
promptly upon the occurrence of any Event of Default hereunder or any event that would become an Event of Default upon notice or the lapse of time, or both.

          11.3      Acceleration.  If an Event of Default shall have occurred
                    ------------
and be continuing, there shall immediately be due and payable to the holders of the Notes the aggregate principal amount of the Notes then outstanding, plus accrued interest, without presentment, demand, protest and all other notices of any kind, all of which are hereby expressly waived by the Company, and the Investors shall have no further obligation to advance funds to the Company pursuant to the Notes.

          11.4      Remedies Upon Event of Default.
                    ------------------------------

          (a) General.  Subject to Section 11.4(b) below, if any Event of
              -------              ---------------
Default shall have occurred and be continuing, the holders of the Notes may proceed to protect and enforce their rights as holders of the Notes, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, and may proceed to enforce the payment of all amounts due upon the Notes, and such further amounts as shall be sufficient to cover the costs and expenses of collection (including, without limitation, reasonable counsel fees and disbursements), or to enforce any other legal or equitable right of the holders of the Notes. In addition, each holder of the Notes shall have all the rights of a pledgee in possession of the Pledged Securities (as defined in the Pledge Agreement) under the applicable provisions of law and of the Uniform Commercial Code as in effect in the District of Columbia, and any other jurisdiction where any of the Pledged Securities is located, and all rights and remedies provided in the Pledge Agreement or at law or in equity or otherwise.

          (b) Remedies for Non-Payment.  If an Event of Default pursuant to
              ------------------------
Section 11.1 shall have occurred and be continuing, the holders of the Notes
------------
shall have the sole option to pursue their rights under Section 11.4(a).
                                                        ---------------

          (c) Remedies Cumulative.  No remedy conferred in this Agreement or the
              -------------------
Notes is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

          (d) Remedies Not Waived.  No course of dealing between the Company and
              -------------------
the holders of the Notes, and no delay or failure in exercising any rights hereunder or under the Notes in respect thereof, shall operate as a waiver of any of the rights of the holders of the Notes.

          12.      Expenses.  Subject to the occurrence of the Closing, the
                   --------
Company shall, at or promptly following the Closing, reimburse the Investors for the reasonable, properly documented and customary fees and expenses incurred and paid by Investors in connection with the transaction under this Agreement, provided that the maximum amount of such reimbursement shall be $25,000
--------
(excluding the out-of-pocket expenses incurred by legal counsel to the Investors and paid by the Investors). Except as otherwise expressly provided herein, each party shall bear its own costs and expenses (including those of its accountants, advisers or other agents or representatives) in connection the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          13.      Survival of Representations and Warranties, etc.  All
                   -----------------------------------------------
agreements, representations and warranties contained herein or made in writing by an Investor or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the sale and purchase of the Notes and Warrants and payment therefor; provided
                                                                       --------
that no action based upon a breach of any such representation or warranty shall
----
be commenced more than 3 years after the date of this Agreement.

          14.      Notices.  All notices, requests, consents and other
                   -------
communications hereunder (except as stated in the last sentence of this Section
                                                                        -------
14) shall be in writing and shall be mailed by first-class registered or
--
certified mail, postage prepaid, (a) if to an Investor, at the Investor's address as set forth at the beginning of this Agreement, marked for attention as there indicated, or at such other address as may have been furnished to the Company by the Investor in writing, or (b) if to any other holder of any Note or Warrant, at such address as may have been furnished to the Company in writing by such holder, or, until any such other holder furnishes to the Company an address, then to, and at the address of, the last holder of such Note or Warrant who has so furnished an address to the Company or (c) if to the Company, at 800 Connecticut Ave., N.W., Suite 1111, Washington, D.C. 20006, or at such other address as may have been furnished to the Investors in writing by the Company. For purposes of computing the time periods set forth in Section 9, the date of
                                                        ---------
mailing in accordance with this Section shall be deemed to be the delivery date. The financial statements and other reports required by Section 9 may be mailed
                                                       ---------
by first-class regular mail.

          15.      Amendments and Waivers.  Except as otherwise provided herein,
                   ----------------------
neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Company and the holders of at least 75% of the Common Stock issued or issuable on conversion of the Notes.

          16.      Miscellaneous.
                   -------------

          (a) Governing Law.  This Agreement shall be construed and enforced in
              -------------
accordance with the laws of Delaware without giving effect to its principles of choice of laws.

          (b) Binding Effect; Assignment of Rights.  All the terms of this
              ------------------------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Notes. No Investor shall assign this Agreement or the rights herein, absent the prior written consent of the Company, except to the members of the Investor, pro rata on the basis of the members' limited liability company interests in the Investor.

          (c) Entire Agreement.  This Agreement (with the Exhibits and Schedules
              ----------------
annexed hereto) embodies the entire agreement and understanding between the Investors and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

          (d) Headings.  The headings in this Agreement are for convenience of
              --------
reference only, and shall not limit or otherwise affect the meaning hereof.

          (e) Counterparts; Facsimile Signatures.  This Agreement may be
              ----------------------------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and executed signature pages sent to the other party by facsimile transmission shall be binding as evidence of such party's agreement hereto and acceptance hereof.

                            [Execution Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Convertible Note and Warrant Purchase Agreement as of the date first above written.

                                             E2Enet, Inc.


                                             By: /s/ Steven J. Quamme
                                                ------------------------------
                                             Title: SVP-CFO
                                                   ---------------------------


                                             Northwood Ventures LLC


                                             By: /s/ Peter J. Schiff
                                                ------------------------------
                                             Title:  Manager



                                             Northwood Capital Partners LLC

                                             By: /s/ Peter J. Schiff
                                                ------------------------------
                                             Title:  Manager

                               LIST OF SCHEDULES

Schedule 1:  Investors

Schedule 4.1A:  Certificate of Incorporation

Schedule 4.1B:  Bylaws

Schedule 4.2A:  Authorized Capital Stock

Schedule 4.2B:  Present Stockholders

Schedule 4.2C:  Options, Warrants, etc.

Schedule 4.7A:  Securities Interests

Schedule 4.7B:  Securities

Schedule 4.10:  Form S-1

Schedule 6.6:  Form of Opinion of Counsel

Schedule 9.1:  Use of Proceeds